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                                                                    EXHIBIT 10.2

                            TRINITY INDUSTRIES, INC.
                           DIRECTORS' RETIREMENT PLAN
                         (AS AMENDED SEPTEMBER 10, 1998)


         1. Each member of the Board of Directors of the Company who is not an employee of the Company shall, upon retirement, disability or death while serving as a Director, on or after December 11, 1986, be entitled to receive a monthly amount determined in accordance with paragraph 3 of this Plan. Payment of such monthly amount shall commence on the first day of the month following such Director's retirement, disability or death, and shall continue on the first day of each month thereafter until a total of one-hundred twenty (120) monthly payments have been made. In accordance with Company policy, no Director may have his name placed in nomination for reelection as a Director after he attains age seventy-two (72), unless such Director served on the Board of Directors prior to December 11, 1986. For purposes of this Plan, a Director is disabled if such Director has a physical or mental condition which, in the judgment of the Company, based upon medical reports and other evidence satisfactory to the Company, presumably permanently prevents such Director from satisfactorily performing his usual duties as a member of the Board of Directors of the Company.

         The preceding provisions of this Section 1 to the contrary notwithstanding, any former Director who has commenced receiving monthly payments under this Plan following his retirement or disability and who has more than one such monthly payment remaining to be paid may elect in writing on a form acceptable to the Company to waive his right to continue receiving monthly payments hereunder and in lieu thereof to receive one lump sum payment in an amount equal to 90% of the present value of the monthly payments remaining to be paid at the time of such lump sum payment. The present value shall be determined using the actuarial assumptions that would be used for calculating lump sum distributions under the Trinity


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Industries, Inc. Standard Pension Plan, and the payment will be made in cash to the former Director no later than 15 days following receipt of his election by the Company. In the event that a former Director receives a lump sum payment in accordance with this provision, no further benefits will be owed to or on account of such former Director under this Plan and the remaining 10% of the present value of the monthly payments shall be forfeited.

         2. Each director shall have the right to designate a beneficiary who is to succeed to his contingent right to receive future payments hereunder in the event of his death. Such designation shall be made on a Beneficiary Designation Form, a specimen of which is attached hereto as Exhibit A. If the Director should die on or after December 11, 1986 while serving as a Director or before receiving one-hundred twenty (120) monthly payments under paragraph 1, above, the full number of such monthly payments, in the case of death while serving as a Director, or the remaining payments, in the case of death after retirement or disability, shall be paid to his designated beneficiary, it being understood that no more than one-hundred twenty (120) monthly payments shall be made in the aggregate to the Director and his beneficiary and that the monthly payments to a beneficiary shall be equal in amount to the monthly payments that would be payable to such Director as if such Director retired on the date of his death, in the case of death while serving as a Director, or the monthly payments that would be payable to such Director but for his death before receiving one hundred twenty (120) monthly payments, in the case of death after retirement or disability. Payment to a beneficiary shall commence on the first day of the month following the Director's death and shall continue on the first day of each month thereafter until the requisite number of monthly payments has been made to such beneficiary. In the sole discretion of the Board of Directors of the Company, the value of the entire death benefit described in this paragraph 2 may be paid in a single lump sum within a reasonable period (as


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determined by such Board) after the Director's death. If no beneficiary has been designated by the Director, payment under this paragraph 2 shall be made to the Director's estate.

         The preceding provisions of this Section 2 to the contrary notwithstanding, any beneficiary of a former Director who is receiving monthly payments under the provisions of this Section 2 and who has more than one such monthly payment remaining to be paid may elect in writing on a form acceptable to the Company to waive his right to continue receiving monthly payments hereunder and in lieu thereof to receive one lump sum payment in an amount equal to 90% of the present value of the monthly payments remaining to be paid at the time of such lump sum payment. The present value shall be determined using the actuarial assumptions that would be used for calculating lump sum distributions under the Trinity Industries, Inc. Standard Pension Plan, and the payment will be made in cash to the beneficiary no later than 15 days following receipt of his election by the Company. In the event that a beneficiary of a former Director receives a lump sum payment in accordance with this provision, no further benefits will be owed to such beneficiary on account of such former Director under this Plan and the remaining 10% of the present value of the monthly payments shall be forfeited.

         3. Each monthly payment referred to in paragraphs 1 and 2 of this Plan shall be equal to one-twelfth (1/12) of a percentage of the annual retainer paid to a Director in the year of such Director's retirement, disability or death while serving as a Director. Such percentage is dependent on the number of his years of service as a Director and shall be determined as follows:

                  Years of Service                   Vested Percentage
                  ----------------                   -----------------
                  Less than 5 years                           0%
                  5 years                                    50%
                  6 years                                    60%
                  7 years                                    70%
                  8 years                                    80%
                  9 years                                    90%
                  10 years and over                         100%


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         4. Until and except to the extent that the monthly amount to be paid after retirement, disability or death is vested pursuant to paragraph 3 of this Plan, the interest of each Director or his beneficiary in such monthly amount is contingent and subject to forfeiture.

         5. Notwithstanding anything herein to the contrary, in the event of a Change of Control:

                  (I) The vested percentage referred to in Section 3 of this Plan shall be 100% for each member of the Board of Directors at the time of such Change of Control, irrespective of the number of such Director's years of service.

                  (II) Any former Director (or beneficiary of a former Director) who is receiving monthly payments pursuant to Section 1 (or Section 2 with respect to a beneficiary) and any Director who ceases to be a member of the Board of Directors on or after the date of such Change of Control, who elected (or with respect to a beneficiary, if the former Director elected) an accelerated Change of Control payment, as described below, shall receive, in lieu of the monthly payments that otherwise would be owed to the Director under this Plan pursuant to Section 1 hereof (or beneficiary pursuant to Section 2 hereof), either
                           (i) a cash lump sum payment in an amount equal to the present value of such monthly payments, or (ii) equal annual cash installments over five (5), six (6) or seven (7) years in an aggregate amount which is the actuarial equivalent of such monthly payments, whichever method was elected by the Director on the election form. The accelerated Change of Control payment shall be elected by the Director on a separate election form for such purpose at the time the Director initially becomes covered by this Plan or, if later, on or before July 20, 1999 and shall be irrevocable; provided, however, that a Director or former Director may make, revoke or change an accelerated Change of Control distribution election subsequent to the initial election with the new election to be effective only in the event that the new election is made at least 12 months prior to the date payments under this provision commence.

                  (III) Each member of the Board of Directors at the time of such Change of Control and each former Director (or beneficiary of a former Director) who has not yet received the entire benefit to which he is entitled under this Plan, regardless of whether an election was made in accordance with the preceding paragraph
                           (II) and regardless of whether payment has yet commenced, may elect in writing on a form acceptable to the Company to waive his right to any future payment or payments hereunder and in lieu thereof to receive one lump sum payment in an amount equal to 90% of the present value of the payments owed with respect to the Director or former Director under this Plan at the time of such lump sum payment. In


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                           the event that a Director or former Director (or
                           beneficiary of a former Director) receives a lump sum payment in accordance with this provision, no further benefits will be owed to or on account of such Director or former Director under this Plan and the remaining 10% of the present value of the payments otherwise owed shall be forfeited.

         The amount to be distributed as the lump sum present value or actuarial equivalent annual installments shall be determined using the actuarial assumptions that would be used for calculating lump sum distributions or installment payments, as appropriate, under the Trinity Industries, Inc. Standard Pension Plan.

         A "Change of Control" shall be deemed to have occurred for purposes of this Plan if the event set forth in any one of the following paragraphs shall have occurred:

                  (I) any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its affiliates) representing 30% or more of the combined voting power of the Company's then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (i) of paragraph
                           (III) below; or

                  (II) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on May 6, 1997, constitute the Board of Directors and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board of Directors or nomination for election by the Company's stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on May 6, 1997, or whose appointment, election or nomination for election was previously so approved or recommended; or

                  (III) there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 60% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (ii) a merger or


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                           consolidation effected to implement a
                           recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or its Affiliates other than in connection with the acquisition by the Company or its affiliates of a business) representing 30% or more of the combined voting power of the Company's then outstanding securities; or

                  (IV) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least 60% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

                  For purposes hereof:

                  "Affiliate" shall have the meaning set forth in Rule 12b-2 promulgated under Section 12 of the Exchange Act.

                  "Beneficial Owner" shall have the meaning set forth in Rule 13d-3 under the Exchange Act.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

                  "Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

         6. Notwithstanding anything herein to the contrary, a Director or his beneficiary shall not be entitled to receive payments hereunder if such Director's service as a member of the Board of Directors of the Company is terminated for cause.

         7. Nothing contained herein shall be deemed to create a trust or fiduciary relationship of any kind. Funds set aside to provide benefits hereunder, if any, shall continue for


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all purposes to be a part of the general funds of the Company and shall be subject to the claims of the Company's general creditors, and no person other than the Company shall, by virtue of the provisions of this Plan, have any interest in such funds. To the extent that any person acquires a right to receive payments from the Company under this Plan, such right shall be no greater than that of any unsecured general creditor of the Company.

         8. The right of any Director or any beneficiary to any benefit or to any payment hereunder shall not be subject in any manner to attachment or other legal process for the debts of such Director or beneficiary, and any such benefit or payment shall not be subject to anticipation, alienation, sale, transfer, assignment or encumbrance by such Director or beneficiary.

         9. Nothing contained herein shall be construed as conferring upon a Director the right to continue serving as a member of the Board of Directors of the Company.

         10. If any of the provisions of this Plan are held to be invalid, the remainder of the Plan shall not be affected thereby.

         11. This instrument shall be construed in accordance with, and governed by, the laws of the State of Texas.

         12. The Company reserves the right to amend the Plan in whole or in part, at any time and from time to time. Any provision of this Plan to the contrary notwithstanding, no action taken on or after a Change of Control to amend, modify, freeze or terminate this Plan shall be effective unless written consent thereto is obtained from a majority of the participants who were Directors immediately prior to such Change of Control.




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